UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 10, 2007
GOODRICH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York	1-892	34-0252680

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Four Coliseum Centre
2730 West Tyvola Road
               Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
Signatures
EXHIBIT INDEX
Form of Stock Option Award Agreement
Form of Restricted Stock Unit Award Agreement
Form of Performance Unit Award Agreement
Form of Amendment to Performance Unit Award Agreement
Form of Management Continuity Agreement

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     On December 10, 2007, the Compensation Committee of our Board of Directors adopted revisions to the form of our Stock Option Award Agreement, Restricted Stock Unit Award Agreement and Performance Unit Award Agreement under the Goodrich Corporation 2001 Equity Compensation Plan (the “Equity Compensation Plan”). In the form Stock Option Award Agreement and Restricted Stock Unit Agreement, the Compensation Committee added a provision that allows the Company to prorate an equity grant unilaterally upon notification of an executive’s intent to retire. This would address a situation where an executive, who is retirement eligible as defined in the Company’s plans, receives an annual equity grant and then announces his or her intention to retire, thereby vesting in the entire grant.
     In addition, the Compensation Committee amended the early retirement provision of the form Stock Option Award Agreement and Restricted Stock Unit Award Agreement to allow for forfeiture of the unvested portion of the awards if the executive goes to work for a competitor within six months of retiring from the Company.
     The Compensation Committee amended the form Performance Unit Award Agreement to provide for vesting of an award in a two-step process upon a change-in-control. In the event a change-in-control occurs, an executive would receive a pro-rata portion of his or her award, based on the higher of target value of the award or the unit value of the most recent payout of performance units. In the event that an executive’s employment is terminated for other than cause after a change-in-control, the executive would receive the full value of his or her award calculated as the higher of target value of the award or the unit value of the most recent payout of performance units, offset by the earlier payout upon change-in-control. This double trigger approach requires both a change-in-control and termination of employment for the executive to receive the full value of the award. In addition to the amendments to the form of these agreements which affect awards authorized at the December 10 and 11, 2007 meetings and future awards under the Equity Compensation Plan, the Compensation Committee amended the current Performance Unit Award Agreements for the 2006-2008 and 2007-2009 terms to provide for vesting in the two-step process upon a change-in-control as provided above. Prior to these amendments, the agreements did not address the vesting of an award in the event of a change-in-control of the Company.
     Copies of the adopted form of Stock Option Award Agreement, Restricted Stock Unit Agreement, Performance Unit Award Agreement, and Amendment to Performance Unit Award Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4 respectively, and are incorporated herein by reference.

     Management Continuity Agreements
     On December 10, 2007, the Compensation Committee recommended to the Board of Directors that it approve of changes to the form of the Company’s Management Continuity Agreement. On December 11, 2007, the Board of Directors approved of the form of Management Continuity Agreement which will replace the current Management Continuity Agreement. We anticipate that each of the named executive officers from our 2007 proxy statement will enter into the new form of Management Continuity Agreement in substitution for their existing agreements. Under the new agreements, the named executive officers will be entitled to the following upon a change-in-control (as that term is defined in the agreement) and the executive is terminated during the three years following the change-in-control or the individual voluntarily terminates employment for “good reason” (as that term is defined in the agreement):
•	A lump sum cash payment equal to three times the individual’s base salary in effect immediately prior to termination;

•	A lump sum cash payment equal to three times the greater of (i) the individual’s most recent bonus or (ii) the individual’s target incentive amount” under our senior management incentive program;

•	If the individual is under age 55 or over age 55 but not eligible to retire or not eligible for Company subsidized heath and welfare benefits, then continuation of all health and welfare benefit plans and programs for three years;

•	If the individual is over age 55 and eligible for Company subsidized health and welfare benefits, the continuation of all health and welfare benefits and programs for life;

•	Annual executive physical and tax and financial services;

•	In addition to the benefits to which the individual is entitled under the defined benefit retirement plans or programs in which he or she participates, a lump sum cash payment in an amount equal to the actuarial equivalent of the retirement pension to which the individual would have been entitled under the terms of such retirement plans or programs had the individual accumulated three additional years of age, service, and earnings under such plans;

•	In addition to the benefits to which the individual is entitled under the defined contribution retirement plans or programs in which he or she participates, a lump sum cash payment in an amount equal to the value of the Company matching contributions and discretionary contributions to which the individual would have been entitled under the terms of such retirement plans or programs had the individual continued to work for the Company for three additional years; and

•	A tax gross-up for any excise tax due under the Internal Revenue Code for these types of arrangements.
     The Management Continuity Agreements were also revised to bring them into compliance with Section 409A of the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated under section.
     A copy of the form of revised Management Continuity Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 10.1. Form of Stock Option Award Agreement
Exhibit 10.2. Form of Restricted Stock Unit Award Agreement
Exhibit 10.3. Form of Performance Unit Award Agreement
Exhibit 10.4. Form of Amendment to Performance Unit Award Agreement
Exhibit 10.5. Form of Management Continuity Agreement

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: December 13, 2007	By:	/s/ Vincent M. Lichtenberger
Vincent M. Lichtenberger
Assistant Secretary

EXHIBIT INDEX
Exhibit 10.1. Form of Stock Option Award Agreement
Exhibit 10.2. Form of Restricted Stock Unit Award Agreement
Exhibit 10.3. Form of Performance Unit Award Agreement
Exhibit 10.4. Form of Amendment to Performance Unit Award Agreement
Exhibit 10.5. Form of Management Continuity Agreement